Report of Independent
 Registered Public
 Accounting Firm

To the Shareholders
and Board of Trustees of
Federated High Yield Trust:

In planning and performing
our audit of the financial
statements of Federated High Yield
Trust (the "Fund") as of
 and for the year ended
February 28, 2010, in
accordance with the
standards of the Public
 Company Accounting Oversight
Board (United States), we
considered the Fund's internal
 control over financial
 reporting, including controls over
safeguarding securities, as
 a basis for designing our
auditing procedures for the purpose
of expressing our opinion
on the financial statements
 and to comply with the
requirements of Form N-SAR,
 but not for the purpose of
 expressing an opinion on the
effectiveness of the Fund's
internal control over
 financial reporting.
Accordingly, we
express no such opinion.

The management of the Fund
is responsible for establishing
 and maintaining effective
internal control over financial
 reporting. In fulfilling this
 responsibility, estimates and
judgments by management are
required to assess the
expected benefits and related costs
of controls. A company's
internal control over
financial reporting is a
process designed to
provide reasonable assurance
 regarding the reliability
 of financial reporting and the
preparation of financial
statements for external
 purposes in accordance
 with generally
accepted accounting principles.
 A company's internal control
 over financial reporting
includes those policies and
 procedures that (1) pertain
to the maintenance of records
 that,
in reasonable detail, accurately
 and fairly reflect the
transactions and dispositions
 of the
assets of the company; (2)
provide reasonable assurance
that transactions are recorded as
necessary to permit preparation
 of financial statements
in accordance with generally
accepted accounting principles,
 and that receipts and
 expenditures of the company are
being made only in accordance
with authorizations of
 management and directors
 of the
company; and (3) provide
reasonable assurance
regarding prevention or
timely detection
of unauthorized acquisition,
 use or disposition of a
 company's assets that
 could have a
material effect on the
financial statements.

Because of its inherent
 limitations, internal
 control over financial
 reporting may not
prevent or detect misstatements.
 Also, projections of any
evaluation of effectiveness to
future periods are subject
to the risk that controls
may become inadequate
because of
changes in conditions, or
that the degree of compliance
with the policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or
operation of a control does
 not allow management or
employees, in the normal
course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.
A material weakness is a
deficiency, or a combination
 of deficiencies, in internal
control
over financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the company's
 annual or interim financial
 statements will not be
prevented or detected on a
 timely basis.



Our consideration of the
 Fund's internal control
over financial reporting
 was for the
limited purpose described
 in the first paragraph
and would not necessarily
disclose all
deficiencies in internal
control that might be
 material weaknesses under standards
established by the Public
Company Accounting Oversight
 Board (United States).
However, we noted no
deficiencies in the Fund's
 internal control over
 financial reporting
and its operation, including
controls over safeguarding
 securities that we consider
to be a
material weakness as defined
 above as of February 28, 2010.

This report is intended
solely for the information
 and use of management
and the Board
of Trustees of the Fund and
the Securities and Exchange
Commission and is not intended
to be, and should not be,
 used by anyone other than
these specified parties.


	Ernst & Young LLP

Boston, Massachusetts
April 21, 2010